SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2018

Abtech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52762	14-1994102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4110 N. Scottsdale Road, Suite 235 Scottsdale, Arizona 85251
(Address of principal executive offices)

480-874-4000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

See Item 5.03 of this report which is incorporated into this Item 3.03 by this reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed below in Item 5.07, the stockholders of Abtech Holdings, Inc. (the “Company”) approved a proposal to amend the Company’s Certificate of Incorporation by filing a Certificate of Change with the Nevada Secretary of State (the “Certificate of Change”) to effect a 200-for-1 reverse stock split of the Company’s issued and outstanding Common Stock (the “Common Stock”) and a 16-for-1 reverse stock split of the Company’s authorized Common Stock (together the “Stock Split”).

On August 17, 2018, pursuant to the approval of the Company’s board of directors (the “Board”) to proceed with the Stock Split and take all necessary actions to effectuate the Stock Split, the Company effected the Stock Split pursuant to the filing of the Certificate of Change.

The Certificate of Change provides that at the effective time of the Stock Split, every 200 shares of the Company’s issued and outstanding Common Stock will be automatically converted into one issued and outstanding share of Common Stock, without any change in par value per share. The Stock Split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Stock Split. In addition, the Stock Split will effect a reduction in the number of shares of authorized Common Stock from 800,000,000 shares to 50,000,000 shares. No fractional shares will be issued in connection with the Stock Split. Instead, the Company will round fractional shares of Common Stock to the nearest whole share.

The foregoing summary of the Certificate of Change is subject to, and qualified in its entirety by reference to the Certificate of Change, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2018 annual meeting of stockholders (the “Annual Meeting”) on August 15, 2018. There were 504,872,558 shares of common stock eligible to be voted at the Annual Meeting and 409,066,414 shares of common stock were represented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. At the Annual Meeting, the stockholders (1) elected five nominees for director to serve one-year terms expiring on the date of the 2019 annual meeting of stockholders; (2) ratified the appointment of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; (3) approved the Stock Split and the filing of the Certificate of Change to effectuate the Stock Split; and (4) approved the 2018 Incentive Stock Plan. Each of the proposals is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 27, 2018. The final results of voting on each of the proposals are as follows:

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Proposal 1 — ELECTION OF DIRECTORS. Each of the following nominees for director were elected to serve a one-year term expiring at the Company’s 2018 annual meeting of stockholders based on the following vote:

Name	Affirmative Votes	Votes Withheld	Broker Non-Votes
Glenn R. Rink	407,121,232	1,945,182	-
William S. Brennan	407,223,152	1,843,262	-
David Greenwald	407,223,152	1,843,262	-
A. Judson Hill	407,223,152	1,843,262	-
Dipak P. Jogia	407,096,232	1,970,182	-

Proposal 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Semple, Marchal & Cooper LLP was ratified as our independent registered public accounting firm for the year ending December 31, 2018, based on the following vote:

Affirmative Votes:	407,710,826
Votes Against:	1,123,658
Abstentions:	231,930
Broker Non-Votes:	-

Proposal 3 — APPROVAL OF A 200-FOR-1 REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AND A 16-FOR-1 REVERSE STOCK SPLIT OF THE COMPANY’S AUTHORIZED COMMON STOCK AND THE FILING OF A CERTIFICATE OF CHANGE WITH THE NEVADA SECRETARY OF STATE. The 200-for-1 reverse stock split of the Company’s issued and outstanding Common Stock, the 16-for-1 reverse stock split of the Company’s authorized Common Stock and the filing of the Certificate of Change with the Nevada Secretary of State was approved based on the following vote:

Affirmative Votes:	407,087,030
Votes Against:	1,724,938
Abstentions:	254,446
Broker Non-Votes:	-

Proposal 4 –- APPROVAL OF THE ABTECH HOLDINGS, INC. 2018 INCENTIVE STOCK PLAN. The Abtech Holdings, Inc. 2018 Incentive Stock Plan was approved based on the following vote:

Affirmative Votes:	405,981,983
Votes Against:	2,509,230
Abstentions:	575,201
Broker Non-Votes:	-

Item 8.01.	Other Events.

On August 15, 2018, the Company held its Annual Meeting, as previously scheduled. All the Proposals passed.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Change filed with the Nevada Secretary of State on August 20, 2018, and effective at 12:01 a.m. on August 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2018

ABTECH HOLDINGS, INC.,
a Nevada corporation

By:	/s/ Glenn R. Rink
Glenn R. Rink
President and Chief Executive Officer

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